UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 8, 2005


                     PERFORMANCE TECHNOLOGIES, INCORPORATED
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-27460                                                   16-1158413
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)


205 Indigo Creek Drive, Rochester, New York                        14626
 (Address of principal executive offices)                        (Zip Code)


                                 (585) 256-0200
              (Company's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

Note: This amendment is being filed to amend and correct the Registrant's Current report on Form 8-K dated March 9, 2005.


Item 5.02(b)

On March 8, 2005, Performance Technologies, Incorporated issued a press release announcing that current President and Chief Executive Officer, Donald L. Turrell, will leave the Company's executive management at the end of 2005 to explore personal interests.


 (c) Exhibits.

           (99.1) Press release issued by Performance Technologies, Incorporated on March 8, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                PERFORMANCE TECHNOLOGIES, INCORPORATED


March 11, 2005                      By:/s/   Donald L. Turrell
                                   ---------------------------
                                             Donald L. Turrell
                                             President and
                                             Chief Executive Officer


March 11, 2005                      By:/s/   Dorrance W. Lamb
                                   -----------------------------
                                             Dorrance W. Lamb
                                             Chief Financial Officer and
                                             Vice President of Finance

                                                                    Exhibit 99.1

For more information contact:
Dorrance W. Lamb
Chief Financial Officer
Performance Technologies
585-256-0200 ext. 276
http://www.pt.com
finance@pt.com


                       Performance Technologies Announces
                           Leadership Succession Plan

ROCHESTER, N.Y. - March 8, 2005 - Performance Technologies, Inc. (NASDAQ NM:
PTIX), today announced that current President and Chief Executive Officer, Donald L. Turrell, will leave the Company's executive management at the end of 2005 to explore personal interests.

As part of the succession plan developed by the Performance Technologies' Board of Directors, Mr. Turrell will remain as a board member and will maintain active involvement throughout the transition of the Company's change in leadership.

"By announcing my decision now to pursue personal interests," said Mr. Turrell, "it will enable ample time for the Board of Directors to select an appropriate successor. I have had the privilege of leading Performance Technologies over the past eight years as CEO and I believe the Company has some of the most innovative people in our industry, providing the organization with a very bright future. I look forward to assisting with the process to assure an orderly and smooth leadership change."

"Don Turrell has been a dedicated, key member of the executive management of Performance Technologies for nearly two decades," said John M. Slusser, Chairman of the Board. "We understand his desire to now pursue other personal interests and have established a Succession Committee that will oversee the process through which we will select a new Chief Executive Officer. Don will remain as President and CEO until a successor has been named, continue in a transitional role through 2005 and has indicated interest in serving on the Board of Directors thereafter."


About Performance Technologies
Performance Technologies (NASDAQ NM: PTIX) develops the systems, platforms, components and software solutions for the world's evolving communications infrastructure. Our broad customer base includes companies in the communications, military and commercial markets. Serving the industry for more than 20 years, our complete line of embedded and system-level products enables equipment manufacturers and service providers to offer highly available and fully-managed systems with time-to-market, performance and cost advantages.

Performance Technologies is headquartered in Rochester, New York. Additional operational and engineering facilities are located in San Diego and San Luis Obispo, California; Norwood, Massachusetts and Ottawa, Canada. For more information, visit www.pt.com or contact sales@pt.com.


Forward Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements, which reflect the Company's current views with respect to future events and financial performance, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections.

These forward-looking statements are subject to various risks and uncertainties and the Company's actual results could differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, among other factors, general business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, the attainment of design wins, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of the Company's manufacturing arrangements, the protection of the Company's proprietary technology, the dependence on key personnel, potential delays associated with the purchase and implementation of an enterprise-wide software system and potential impairments of investments. These statements should be read in conjunction with the audited Consolidated Financial Statements, the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company as of December 31, 2003, as reported in its Annual Report on Form 10-K, and other documents as filed with the Securities and Exchange Commission.

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